UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X] Definitive Proxy Statement.

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12.

SPI ENERGY CO., LTD.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c−5(g) and 0−11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0−11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0−1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPI Energy Co., Ltd.

4803 Urbani Ave.,

McClellan Park, CA 95652

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

To Be Held On December 9, 2023

Dear Shareholders:

You are hereby notified that the Annual Meeting of Shareholders of SPI Energy Co., Ltd., a Cayman Islands company (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 10:00 a.m. on December 9, 2023 (local time), at the offices of the Company at 4803 Urbani Ave., McClellan Park, CA 95652, for the following purposes:

1.	To elect our directors. Our Board of Directors intends to present for election the following nominees: (1) Xiaofeng Peng, (2) HoongKhoeng Cheong, (3) Maurice Wai-fung Ngai, (4) Lu Qing, and (5) Jing Zhang ;

2.	To ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”, formerly, Marcum Bernstein & Pinchuk LLP) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on October 31, 2023 as the record date for the determination of shareholders entitled to vote at the Annual Meeting, and only holders of record of Ordinary Shares at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only shareholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
SPI Energy Co., Ltd.

/s/ Xiaofeng Peng
Xiaofeng Feng
Chief Executive Officer

November 1, 2023

2

SPI Energy Co., Ltd.

4803 Urbani Ave.,

McClellan Park, CA 95652

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On December 9, 2023

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of SPI Energy Co., Ltd., a Cayman Islands company, for use at our Annual Meeting of Shareholders (the “Meeting”) to be held on December 9, 2023 at the offices of the Company at 4803 Urbani Ave., McClellan Park, CA 95652 and any adjournments thereof. The Board of Directors has set the close of business on October 31, 2023, as the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our shareholders on or about November 8, 2023. References to the “Company,” “us,” “we,” or “our,” refer to SPI Energy Co., Ltd.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the directors. Our Board of Directors intends to present for election the following five nominees: (1) Xiaofeng Peng, (2) HoongKhoeng Cheong, (3) Maurice Wai-fung Ngai, (4) Lu Qing, and (5) Jing Zhang;

2.	To ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 31,604,109 ordinary shares, par value $.0001 per share (“Ordinary Shares”), were issued and outstanding. Each our Ordinary Share entitles its holder to one vote.

Voting Rights and Quorum

Only holders of ordinary shares of record at the close of business on the Record Date are entitled to vote at the Meeting. For purposes of voting at the Meeting, each ordinary share is entitled to one vote upon all matters to be acted upon at the Meeting. The presence of at least one shareholder, present in person or by proxy and entitled to vote, holding in aggregate not less than one-third of the votes attaching to all issued and outstanding ordinary shares and entitled to vote, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorised representative. The affirmative vote of a majority of the votes cast in person or by proxy at the Meeting and entitled to vote on the ordinary resolutions is required to adopt the ordinary resolutions.

Only ordinary shares that are voted are taken into account in determining the proportion of votes cast for or against each resolution. Shares that are not voted will not be counted towards the total number of votes casted. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

3

Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of our Ordinary Shares represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by shareholders entitled to vote for directors at the Meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal.

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposals to ratify the appointment of MarcumAsia as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors without your voting instructions on those proposal. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur. We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

•	“FOR” all director nominees; and

•	“FOR” the appointment of MarcumAsia as our independent registered public accounting firm;

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

4

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

•	by delivering written notification to us at our principal executive offices at 4803 Urbani Ave., McClellan Park, CA 95652, Attention: Corporate Secretary;

•	by changing your vote or revoking your proxy by telephone or over the Internet;

•	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

•	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth, as of October 31, 2023, certain information concerning the beneficial ownership of our Ordinary Shares by (i) each stockholder known by us to own beneficially five percent or more of our outstanding Ordinary Shares; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Ordinary Shares listed below have sole voting and investment power with respect to the shares shown.

Directors and Executive Officers	Shares Beneficially Owned	Percentage Beneficially Owned
Xiaofeng Peng, Chairman of the Board (1)	6,298,433	19.93%
HoongKhoeng Cheong, Director and Chief Operating Officer	*	*
Janet Chen, Chief Financial Officer	*	*
Maurice Wai-fung Ngai, Director	*	*
Qing Lu, Director	*	*
Jing Zhang, Director	*	*
All Directors and Executive Officers as a Group (2)	7,769,133	24.58%

__________________

(1)	Consists of (i) 242,701 ordinary shares owned by Mr. Xiaofeng Peng; (ii) 1,248,163 ordinary shares of the Company owned by Ms. Shan Zhou, Mr. Peng’s spouse, which may be deemed to beneficially owned by Mr. Peng; (iii) 4,687,569 ordinary shares and options to purchase an aggregate of 120,000 ordinary shares of the Company owned by Palo Alto Clean Tech Holding Limited (previously known as LDK New Energy Holding Limited, or PACT), which may be deemed to be beneficially owned by Mr. Peng. Ms. Zhou is a director of PACT and has investment power over the 4,687,569 ordinary shares of the Company owned by PACT.
(2)	Consists of an aggregate of 7,395,733 ordinary shares and options to purchase an aggregate of 373,400ordinary shares.
*	Less than 5.0%.

Principal Shareholders	Ordinary Shares Beneficially Owned	Percentage Beneficially Owned
Shan Zhou (1)	6,298,433	19.93%
Invesco Ltd.(2)	1,958,182	6.2%

_____________________

(1)	Consists of 1,248,163 ordinary shares held by Ms. Shan Zhou and 4,687,569 ordinary shares and options to purchase an aggregate of 120,000 ordinary shares of the Company owned by PACT, which may be deemed to be beneficially owned by Ms. Zhou.As the spouse of Mr. Peng, Ms. Shan Zhou may also be deemed to beneficially own 242,701 ordinary shares.
(2)	Based on a Form 13F filed with the SEC by the reporting person on February 14, 2022, the address for the reporting person is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

As of October 31, 2023, 24,150,762 of our outstanding ordinary shares are held by 47 record holders in the United States. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

6

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Name	Age	Position
Xiaofeng Peng	48	Director, Executive Chairman of the Board of Directors and Chief Executive Officer
HoongKhoeng Cheong	58	Director and Chief Operating Officer
Janet Chen	52	Chief Financial Officer
Maurice Wai-fung Ngai (1) (2)(3)	61	Independent Non-Executive Director
Lu Qing (1) (2)(3)	52	Independent Non-Executive Director
Jing Zhang (1) (2)(3)	68	Independent Non-Executive Director

___________________

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Mr. Xiaofeng Peng  has served as a director and the executive chairman of our Board since January 10, 2011 and as our chief executive officer since March 25, 2016. Mr. Peng has served as the executive chairman of of board of directors of Phoenix Motor Inc. (NASDAQ:PEV) since December 2020. Mr. Peng was appointed chairman of the Board pursuant to the Stock Purchase Agreement entered into between us and LDK on January 5, 2011. Mr. Peng founded LDK in July 2005 and is its chairman of the board and chief executive officer. Prior to founding LDK, Mr. Peng founded Suzhou Liouxin Co., Ltd., or Suzhou Liouxin, in March 1997 and was its chief executive officer until February 2006. Suzhou Liouxin is a leading manufacturer of personal protective equipment in Asia. Mr. Peng graduated from Jiangxi Foreign Trade School with a diploma in international business in 1993 and from Beijing University Guanghua School of Management with an executive MBA degree in 2002.

Mr. HoongKhoeng Cheong  has served as our director since September 2017, as and our chief operating officer since May 2014. Mr. Cheong has served as a director of Phoenix Motor Inc. (NASDAQ:PEV) since December 2020. Mr. Cheong has more than 20 years of engineering and operation experience in the solar and electronics industries. He served in various management positions in LDK from 2011 to 2014 and he was appointed as the chairman of the Management Board and chief executive officer of Sunways AG, a publicly-listed company in Germany. He previously served as our general manager from 2007 to 2011 and was responsible for PV system design and development as well as the manufacturing of key components for PV modules and racking systems before joining LDK. Prior to joining the solar industry in 2007, Mr. Cheong spent 16 years in the electronics industry responsible for engineering development and manufacturing of liquid crystal display products and he served as the Vice President of Engineering of an affiliate of Flex Company. Mr. Cheong holds a Bachelor of Science degree in mechanical engineering from the University of Louisiana and obtained his Master of Science in computer integrated manufacturing from Nanyang Technology University, Singapore in 1997.

7

Dr. Maurice Wai-fung Ngai has served as our director since May 9, 2016. Dr. Ngai is currently a member of the General Committee and the Chairman of Membership Services of Sub-Committees of the Chamber of Hong Kong Listed Companies. He was the president of the Hong Kong Institute of Chartered Secretaries (currently known as the Hong Kong Chartered Governance Institute) (2014-2015), a non-official member of the Working Group on Professional Services under the Economic Development Commission of the Hong Kong Special Administrative Region (2013-2018), a member of the Qualification and Examination Board of the Hong Kong Institute of Certified Public Accountants (2013-2018) and the first batch of Finance Expert Consultants of Ministry of Finance of the People’s Republic of China (2016-2021). Dr. Ngai is a fellow of the Association of Chartered Certified Accountants in the United Kingdom, a member of the Hong Kong Institute of Certified Public Accountants, a fellow of the Chartered Governance Institute, a fellow of the Hong Kong Chartered Governance Institute, a fellow of the Hong Kong Institute of Directors, a member of the Hong Kong Securities and Investment Institute and a member of the Chartered Institute of Arbitrators. Dr. Ngai obtained a Doctoral Degree in Finance at Shanghai University of Finance and Economics, a Master’s Degree in Corporate Finance from Hong Kong Polytechnic University, a Master’s Degree in Business Administration from Andrews University of Michigan and a Bachelor’s Degree in Laws at University of Wolverhampton. He is serving as an independent non-executive director of several reputable listed companies.

Ms. Lu Qing has served as our director since May 2017. She currently serves as the chief operating officer of WisePublic Asset Management Limited, where she manages daily operation. Ms. Lu Qing has qualified experience in the finance, accounting, tax and legal fields. She served the head of internal audit of China Regenerative Medicine International Limited (8158 HK) from January 2013 to October 2015. Ms. Lu Qing also served as financial controller of Mainland China at Sing Tao News Corporation Limited (1105 HK) from May 2002 to May 2008. From February 1992 to March 2002, Ms. Lu Qing served as one of the major business partners and vice general manager at Peking Certified Public Accountants. Ms. Lu Qing received bachelor’s degree in economics, major in accounting from Central University of Finance and Economics in June 1993, and a master’s degree in law from Peking University in January 2001. Ms. Lu Qing is also a Certified Tax Agents, Certified Public Valuer, and Certified Public Account in China.

Mr. Jing Zhang has served as our director since March 30, 2020. Mr. Zhang has served as a director of Hong Kong Dongying Financial Group since 2012, where he manages the group’s private equity operations. He has also been an independent director of New City Construction Development Group Co., Ltd. and China International Capital Corporation since 2012. He served as a deputy general manager of China Yituo Group Co., Ltd. and a director and chief financial officer of First Tractor Co., Ltd. from 1997 to 2007. Mr. Zhang Jing received his Master degree in Management Engineering from Jiangsu University.

8

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Maurice Wai-fung Ngai, Qing Lu and Jing Zhang, are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Meetings

One person holds the positions of principal executive officer and chairman of the Board of Company. The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors. The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas. The Chairman of the Board also serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management. The Company believes that these arrangements afford the directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as well as the independent committees, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

During calendar year 2022, our Board held ten (10) meetings. During 2022, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the shareholders. We expect all of our directors to attend our 2023 Annual Shareholders Meeting,

9

Board Committees

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees, and each of such committees has a charter, which is available at Company’s website, www.spigroups.com.

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Maurice Wai-fung Ngai	C	M	M
Qing Lu	M	C	M
Jing Zhang	M	M	C

______________________

C Committee Chairperson
M Committee Member

Audit Committee

Our Audit Committee was established on January 19, 2016, and is currently comprised of our independent directors: Maurice Wai-fung Ngai, Qing Lu and Jing Zhang. Maurice Wai-fung Ngai is Chair of the Audit Committee and he qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee held three (3) meetings during 2022.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of the Audit Committee Charter is available on our website at www.spigroups.com. The Audit Committee Charter describes the primary functions of the Audit Committee, including that the audit committee assists the Board’s oversight of (1) the quality and integrity of our financial statements and related disclosure, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of our internal audit function and independent auditors and (5) related-party transactions. The audit committee is responsible for, among other things:

•	appointing the independent auditors and pre-approving any non-audit services to be performed by the independent auditors;

•	reviewing and approving all proposed related-party transactions;

•	reviewing with the independent auditors any audit problems or difficulties and management’s response;

•	discussing the audited financial statements with management and the independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any significant deficiencies or material weaknesses in internal controls;

•	meeting separately and periodically with management and the independent auditors;

•	reviewing with the general counsel the adequacy of procedures to ensure compliance with legal and regulatory responsibilities; and

•	reporting regularly to the entire board of directors.

10

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2022. Our Annual Report on Form 10-K was filed with the SEC on April 14, 2023.

Submitted by members of the Audit Committee:

Maurice Wai-fung Ngai (Chairman)

Qing Lu

Jing Zhang

Compensation Committee

Our Compensation Committee was established on January 19, 2016 and currently consists of Maurice Wai-fung Ngai, Qing Lu and Jing Zhang. Qing Lu serves as chairman of the Compensation Committee. The Compensation Committee held one (1) meeting during 2022. The compensation committee has overall responsibility for evaluating and recommending to the Board compensation of our directors and executive officers and our equity-based and incentive compensation plans, policies and programs. A copy of the Audit Committee Charter is available on our website at www.spigroups.com. The Compensation Committee Charter provides for the following responsibilities of the compensation committee, among other things:

•	approving and overseeing the total compensation package for our executives;

•	reviewing and recommending to the Board the compensation of our directors;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;

•	reviewing periodically and recommending to the Board and administering any long-term incentive compensation or equity plans, programs or similar arrangements; and

•	reporting regularly to the entire board of directors.

The compensation committee has reviewed and discussed with management the Executive Compensation set forth beginning on page [15] and, based on the review and discussions, recommended to the Board of Directors that the Executive Compensation be included in this Proxy Statement.

The members of the Compensation Committee are:

Qing Lu, Chairperson
Maurice Wai-fung Ngai
Jing Zhang

11

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee was established on January 19, 2016 and currently consists of Jing Zhang, Maurice Wai-fung Ngai and Qing Lu. Jing Zhang serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee did not hold any meetings during 2022. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. The Corporate Governance and Nominating Committee Charter provides for the following responsibilities of the Corporate Governance Committee and Nominating Committee, among other things:

•	identifying and recommending to the Board nominees for election to the Board or for appointment to fill any vacancy that is anticipated or has arisen on the Board;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us of its members and of anticipated needs;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees;

•	advising the Board periodically regarding significant developments in law and practice of corporate governance and making recommendations to the Board on all matters of corporate governance;

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance; and

•	reporting regularly to the entire board of directors.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Corporate Governance and Nominating Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Corporate Governance and Nominating Committee will request such information as:

•	The name and address of the proposed candidate;

•	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

•	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

•	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

•	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Corporate Governance and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Corporate Governance and Nominating Committee believes that the candidate has the potential to be a good candidate, the Corporate Governance and Nominating Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Corporate Governance and Nominating Committee may be considering. The Corporate Governance and Nominating Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

12

The Corporate Governance and Nominating Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

Code of Ethics

Our board of directors believes in strict adherence to the highest standards of business ethics and responsibility. We have thus adopted a code of business conduct and ethics that applies to us and our directors, officers, employees and advisors. Certain provisions of the code apply specifically to our chief executive officer, chief financial officer, senior operating officer and any other persons who perform similar functions for us. We have filed this code of business conduct and ethics as an exhibit to our annual report on Form 10-K. The code of business conduct and ethics is also available at our website at www.spigroups.com.

Communications with Our Board

Shareholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of SPI Energy Co., Ltd.

c/o Corporate Secretary

4803 Urbani Ave.,

McClellan Park, CA 95652

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure and Role in Risk Oversight

Mr. Xiaofeng Peng holds the positions of chief executive officer and chairman of the Board of Directors of the Company. The Board believes that Mr. Peng’s services as both chief executive officer and chairman of the Board is in the best interest of the Company and its shareholders. Mr. Peng possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board of Directors has not designated a lead director. Given the limited number of directors comprising the Board of Directors, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors. The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas. The Chairman of the Board also serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management. The Company believes that these arrangements afford the directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

13

Management is responsible for assessing and managing risk, subject to oversight by the Board of Directors. The Board of Directors oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise.

•	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses our policies with respect to risk assessment and management with respect to financial reporting.

•	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

•	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member).

14

Certain Relationships and Related Transactions

Except as set forth below, we have not been a party to any transaction since January 1, 2021, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our Board of Directors reviewed each of the following related party transactions and has concluded that, in light of known circumstances, each transaction is in, and is consistent with, its best interests and its shareholders:

The amount due from related parties of $332 thousands and $230 thousands as of December 31, 2022 and 2021, respectively, represented expense paid by the Company on behalf of a related party.

Related Party Policy

Our Audit Committee has adopted an internal policy regarding the identification, review, consideration and oversight of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered. A related party is any executive officer, director or a holder of more than five percent of our ordinary shares, including any of their immediate family members and any entity owned or controlled by such persons.

Under our policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee of our Board of Directors for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related party transactions, the Audit Committee of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to the risks, costs and benefits to us; the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; the terms of the transaction; the availability of other sources for comparable services or products; and the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally. In the event a director has an interest in the proposed transaction, the director must excuse himself or herself from the deliberations and approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Ordinary Shares, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that the following Reporting Persons have not timely complied with the Section 16(a) filing requirements:

Name	Late Reports	Transactions Covered	Number of Shares
Shan Zhou	Form 4	Acquisition of Stock	6,298,433

Hoong Khoeng Cheong	Form 4	Acquisition of Stock	1,147,395

15

Compensation of Directors

The following table sets forth information regarding compensation of each director, excluding our executive directors, Xiaofeng Peng and HoongKhoeng Cheong, who do not receive compensation in their capacity as executive directors, for fiscal 2022.

FISCAL 2022 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards $(l)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Maurice Ngai	0	10,000	(1)	–	–	–	–	10,000
Qing Lu	0	10,000	(2)	–		–	–	10,000
Jing Zhang	0	10,000	(3)	–	–	–	–	10,000

____________________

(1)	3,690 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

(2)	3,690 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

(3)	3,690 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our current executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Position
Xiaofeng Peng	48	Director, Executive Chairman of the Board of Directors and Chief Executive Officer
HoongKhoeng Cheong	58	Director and Chief Operating Officer
Janet Chen	52	Chief Financial Officer

Please refer to the section entitled “Election of Directors” for details regarding Mr. Xiaofeng Peng and Mr. HoongKhoeng Cheong.

Ms. Janet Chen has served as our Chief Financial Officer since June 2021. Ms. Chen has over 20 years’ experience in accounting, auditing, and financial advisory business. Before joining the Company, Ms. Chen was the executive director of Brainzoom Business Consulting Co., Ltd. since July 2007. Ms. Chen served as a vice president and finance director of Cellon International Holdings Corporation from January 2006 to May 2007. Previously, Ms. Chen served as an audit manager of Arthur Andersen from June 1993 to June 2000. Ms. Chen obtained a Bachelor degree in accounting from Shenzhen University in 1993. Ms. Chen is a Certified Public Accountant in China (CICPA) and a Fellowship of Chartered Certified Accountant (FCCA).

16

EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information regarding the compensation paid during the year ended December 31, 2022 and 2021 to our principal executive officer and principal financial officer, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

	Fiscal Year Ended December 31,	Salary ($)	Bonus ($)	Stock and Option Awards ($)		All Other Compensation ($)	Total ($)
Xiaofeng Peng	2022	196,667	–	300,000	(1)	–	496,667
(Director, Executive Chairman of Board Directors, Chief Executive Officer)	2021	196,667	–	2,457,300	(2)	–	2,653,967

HoongKhoeng Cheong	2022	290,140	–	120,000	(3)	–	410,140
(Director, Chief Operating Officer)	2021	290,140	–	975,450	(4)	–	1,265,590

Janet Chan	2022	244,524	–	30,000	(5)	–	274,524
(Chief Financial Officer)	2021	122,262	–	200,000	(6)	–	261,181

____________________

(1)	110,701 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

(2)	Consists of 240,000 options with the exercise price of $6.81 granted on March 6, 2021 (“Date of Grant”). The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant. 130,000 restricted shares were vested on July 6,2021, of which fair value per share is $6.33.

(3)	44,280 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

(4)	Consists of 120,000 options with the exercise price of $6.81 granted on March 6, 2021 (“Date of Grant”). The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant. 25,000 restricted shares were vested on July 6,2021, of which fair value per share is $6.33.

(5)	11,070 restricted shares were vested on January 23, 2022, of which fair value per share is $2.71.

(6)	On June 23, 2021, Janet Chen was granted 200,000 options with the exercise price of $6.83. The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares initially covered by the option on each of the first, second, third and fourth anniversaries of the Date of Grant.

17

Employment Agreements

We have entered into employment agreements with each of our executive officers. These employment agreements became effective on the signing date and will remain effective through 2023. We may terminate an executive officer’s employment for cause for certain acts of the officer, including, but not limited to, conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed; commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; improper disclosure of the Company’s confidential or proprietary information; any action that has a detrimental effect on the Company’s reputation or business; or failure to perform agreed duties. We may also terminate an executive officer’s employment without cause. Each of us or the relevant executive officer may terminate the employment by giving advance written notice. We may renew the employment agreements with our executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2022.

	OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaofeng Peng, CEO	–	60,000	180,000	6.81	3/6/2031	–	–	–	–

HoongKhoeng Cheong, COO	76,000	–	90,000	3.63-6.81	9/6/2027-3/6/2031	–	–	–	–

Janet Chen, CFO	50,000	–	150,000	6.83	6/23/2031	–	–	–	–

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

18

Pension Benefits

None of SPI’s named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of SPI’s named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

Stock Incentive Plans

2006 Equity Incentive Plan

On November 15, 2006, SPI’s board of directors adopted the 2006 Equity Incentive Plan, reserving nine percent (9%) of the outstanding ordinary shares of SPI common stock for the plan, and this plan was approved by SPI’s shareholders on February 7, 2007. Upon completion of the Redomicle Merger, our Company assumed SPI’s existing obligations under the 2006 Equity Incentive Plan and an equal number of the Company’s ordinary shares, rather than the common stock of SPI, will be issued upon the exercise of the awards under this plan.

2015 Equity Incentive Plan, as amended in 2022

On May 8, 2015, our board of directors adopted our 2015 Equity Incentive Plan. Our shareholders approved this plan on the same date. This plan went effective upon completion of the redomicile of Solar Power, Inc., a company incorporated under the law of California, to the Cayman Islands through a merger with and into a wholly-owned subsidiary of SPI Energy Co., Ltd., which was completed on January 4, 2016 (the “Redomicile Merger”). The total number of Shares that may be issued under this plan is nine percent (9%) of the number of outstanding and issued ordinary shares of the Company. Awards may, in the discretion of the administrator, be made under this plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its affiliates or a company acquired by the Company or with which the Company combines. The number of shares underlying such substitute awards shall be counted against the aggregate number of shares available for awards under the plan.

Our shareholders voted and approved to amend the 2015 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under such plan to 4,326,185 shares at our annual general meeting of shareholders held on December 9, 2022.

Unless terminated earlier, this plan shall terminate automatically in 2025. Our Board may amend, alter or discontinue this plan in accordance with terms and conditions of the plan. No award may be granted under the plan after termination date, but awards granted prior to termination will remain in effect.

Equity Incentive Plan for Phoenix Motorcars Employees

On January 24, 2021, our board of directors adopted an Equity Incentive Plan for Phoenix Motorcars Employees. The purpose of such plan is to provide material inducement to the employees of Phoenix Cars LLC, a Delaware limited liability company (“Cars”), and Phoenix Motorcars Leasing LLC, a California limited liability company (“Leasing,” and, with Cars, the “LLCs”), which, as of November 12, 2020, the effective date hereof (“Effective Date”), have been acquired by Edisonfuture Inc., a Delaware corporation wholly owned by Company (“EFI”), to remain in the employment of the LLC’s respectively employing them on and after the Effective Date, by offering these employees the opportunity to participate in the Company’s future performance.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

19

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed Marcum Asia CPAs LLP (“MarcumAsia”) to audit our consolidated financial statements for the fiscal year ending December 31, 2023. MarcumAsia has served as our independent registered public accounting firm since 2018. We do not expect representatives of MarcumAsia to be present at our annual meeting of the shareholders.

We are not required to submit the selection of our independent registered public accounting firm for shareholder approval. If the shareholders do not ratify the selection of MarcumAsia as our independent auditors for the fiscal year ending December 31, 2023, our Board of Directors will evaluate what would be in the best interests of the Company and our shareholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

 The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by MarcumAsia, our current principal external auditors for the periods indicated.

	2021	2022
Audit fees	$968,200	$576,800
Audit-related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$968,200	$576,800

_________________

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.

(2)	Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.

Consistent with the rules of the SEC regarding auditor independence, our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Board asks our independent registered public accounting firm to provide a detailed description of its services each year as a basis for its decision-making. The Board evaluates the proposals based on four categories: audit services, audit-related services, tax services, and other services; and determines the proper arrangement for each service according to its judgment as to our needs over the coming year. Our Board pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm. The Board pre-approved 100% of the audit and audit-related services performed by the independent registered public accounting firms described above in fiscal years 2022 and 2021.

20

Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

•	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

•	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

21

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by July 12, 2024. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board of Directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by July 12, 2024. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

DELIVERY OF PROXY MATERIALS

Our annual report to shareholders for the fiscal year ended December 31, 2022, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2022 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at 4803 Urbani Ave., McClellan Park, CA 95652 or by telephone at (408) 919-8000. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s Ordinary Shares are listed on The Nasdaq Global Select Market and trade under the symbol “SPI”.

22

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
SPI ENERGY CO., LTD.
TO BE HELD ON DECEMBER 9, 2023

Unless otherwise specified, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of Directors

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

1) Xiaofeng Peng 2) HoongKhoeng Cheong 3) Maurice Wai-fung Ngai 4) Lu Qing 5) Jing Zhang

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

__________________________________________________________________________________________

2. Ratification of Independent Accountants

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2023	___________________________________________________________ Signature Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

23

SPI Energy Co., Ltd.

Annual Meeting of Shareholders

DECEMBER 9, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders

To Be Held on December 9, 2023

The undersigned, hereby appoints Xiaofeng Peng, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Ordinary Shares, par value $0.0001 per share, of SPI Energy Co., Ltd. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Shareholders of the Company to be held on December 9, 2023, at 10:00 a. m. local time the offices of 4803 Urbani Ave., McClellan Park, CA 95652, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Ordinary Shares is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of Marcum Asia CPAs LLP (“MarcumAsia”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and FOR in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Shareholders on December 9, 2023 at 10:00 a.m. (Local Time). ☐

(Continued and to be signed on Reverse Side)

24